UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    October 22, 2004

    New Commerce BanCorp
(Exact Name of Registrant as Specified in Its Charter)

    South Carolina
(State or Other Jurisdiction of Incorporation)

000-26061	58-2403844
(Commission File Number)	(IRS Employer Identification No.)

501 New Commerce Court, Greenville, South Carolina (Address of Principal Executive Offices)	29607 (Zip Code)

    (864) 297-6333
(Registrant's Telephone Number, Including Area Code)

    Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   Results of Operations and Financial Condition

On October 22, 2004, New Commerce BanCorp, holding company for New Commerce Bank, issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.   Financial Statements and Exhibits

             (c)          Exhibits: The following exhibits are filed as part of this report:

Exhibit No.	Exhibit

99.1	Press Release of New Commerce Bancorp dated October 22, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW COMMERCE BANCORP By: /s/ Frank W. Wingate Name: Frank W. Wingate Title: Chief Executive Officer

Dated: October 22, 2004

EXHIBIT INDEX

Exhibit Number                          Description

99.1          Earnings Press Release for the quarter ended September 30, 2004

4